Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

This FIRST AMENDMENT (this “Amendment”), dated as of May 28, 2020, to the Revolving Credit Agreement dated as of May 1, 2020 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among Square, Inc. (the “Borrower”), the several banks and other financial institutions or entities from time to time party thereto (the “Lenders”), and Goldman Sachs Bank USA., as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H :

WHEREAS, the parties hereto are parties to the Credit Agreement;

WHEREAS, the Borrower requests that the Lenders agree to certain amendments to the Credit Agreement;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.    DEFINITIONS. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as therein defined.

SECTION 2.    AMENDMENTS. On the First Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

(a)    Section 1.01 of the Credit Agreement is hereby amended to include the following definitions in appropriate alphabetical order:

“CARES Act” means the Coronavirus Aid, Relief and Economic Security Act, as amended by the Paycheck Protection Program and Health Care Enhancement Act, as publicly announced and described and in effect the First Amendment Effective Date.

“First Amendment Effective Date” means May 28, 2020.

“PPPLF” means the Paycheck Protection Program Liquidity Facility authorized under Section 13(3) of the Federal Reserve Act of 1913, as publicly announced and described and in effect the First Amendment Effective Date.

“PPP Loan” means any loan originated or purchased by Borrower or its Subsidiaries pursuant to 15 U.S.C. 636(a)(36) (as added to the Small Business Act by Section 1102 of the CARES Act), as publicly announced and described and in effect the First Amendment Effective Date.

“Small Business Act” means the Small Business Act (15 U.S. Code Chapter 14A – Aid to Small Business), as publicly announced and described and in effect the First Amendment Effective Date.

(b)    Section 6.01 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (e) thereof, (ii) deleting the period at the end of clause (f) thereof and substituting in lieu thereof “; and”, and (iii) adding the following as a new clause (g) thereof:

“(g)    Specified Indebtedness incurred pursuant to the PPPLF in an aggregate principal amount not to exceed $500,000,000 at any time outstanding.”

(c)    Section 6.02 of the Credit Agreement is hereby amended by (i) deleting the period at the end of clause (p) thereof and substituting in lieu thereof “; and”, and (ii) adding the following as a new clause (q) thereof:

“(q)    Liens on PPP Loans securing Specified Indebtedness incurred pursuant to Section 6.01(g).”

SECTION 3.    CONDITIONS PRECEDENT TO EFFECTIVENESS. This Amendment shall become effective on the date (the “Effective Date”) on which all of the following conditions have been satisfied or waived:

(a)    Execution and Delivery. The Administrative Agent shall have received counterparts of this Amendment duly executed by (i) the Borrower and (ii) the Required Lenders.

(b)    No Default. Both prior to and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing on the Effective Date.

(c)    Representations and Warranties. As of the Effective Date (both prior to and after giving effect to this Amendment) all representations and warranties contained in Section 3 of the Credit Agreement shall be true and correct in all material respects, except that (i) the representations and warranties contained in Section 3.04(a) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b) (subject, in the case of unaudited financial statements furnished pursuant to clause (b), to year-end audit adjustments and the absence of footnotes), respectively, of Section 5.01 of the Credit Agreement, (ii) to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date and (iii) to the extent that such representations and warranties are already qualified or modified by materiality in the text thereof, they shall be true and correct in all respects.

For the purpose of determining compliance with the conditions specified in this Section 3, each Lender that has signed this Amendment shall be deemed to have accepted, and to be satisfied with, each document or other matter required under this Section 3.

SECTION 4.    REPRESENTATIONS AND WARRANTIES. In order to induce the Required Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Required Lenders that (a) this Amendment has been duly authorized by all necessary corporate actions on the part of the Borrower and, if required, actions by equity holders of the Borrower and (b) this Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 5.    CONTINUING EFFECT. Except as expressly amended, waived or modified hereby, the Loan Documents shall continue to be and shall remain in full force and effect in accordance with their respective terms. This Amendment shall not constitute an amendment, waiver or modification of any provision of any Loan Document not expressly referred to herein and shall not be construed as an amendment, waiver or modification of any action on the part of the Borrower or the other Loan Parties that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein, or be

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construed to indicate the willingness of the Administrative Agent or the Lenders to further amend, waive or modify any provision of any Loan Document amended, waived or modified hereby for any other period, circumstance or event. Except as expressly modified by this Amendment, the Credit Agreement and the other Loan Documents are ratified and confirmed and are, and shall continue to be, in full force and effect in accordance with their respective terms. Except as expressly set forth herein, each Lender and the Administrative Agent reserves all of its rights, remedies, powers and privileges under the Credit Agreement, the other Loan Documents, applicable law and/or equity. Any reference to the “Credit Agreement” in any Loan Document or any related documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment and the term “Loan Documents” in the Credit Agreement and the other Loan Documents shall include this Amendment.

SECTION 6.    GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 7.    SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the Borrower, the other Loan Parties, the Administrative Agent, the other Agents and the Lenders, and each of their respective successors and assigns, and shall not inure to the benefit of any third parties. The execution and delivery of this Amendment by any Lender prior to the Effective Date shall be binding upon its successors and assigns and shall be effective as to any Loans or Commitments assigned to it after such execution and delivery.

SECTION 8.    ENTIRE AGREEMENT. This Amendment, the Credit Agreement and the other Loan Documents represent the entire agreement of the Loan Parties, the Administrative Agent, the Agents and the Lenders, as applicable, with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent, any other Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the Credit Agreement or the other Loan Documents.

SECTION 9.    LOAN DOCUMENT. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

SECTION 10.    COUNTERPARTS. This Amendment may be executed by the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. An executed signature page of this Amendment may be delivered by facsimile transmission or electronic PDF of the relevant signature page hereof.

SECTION 11.    HEADINGS. Section headings used in this Amendment are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first written above.

SQUARE, INC., as the Borrower

By:	/s/ Amrita Ahuja
Name:	Amrita Ahuja
Title:	Chief Financial Officer

[Signature Page to First Amendment]

GOLDMAN SACHS BANK USA, as Administrative Agent and a Lender

By:	/s/ Douglas Tansey
Name:	Douglas Tansey
Title:	Authorized Signatory

[Signature Page to First Amendment]

Sumitomo Mitsui Banking Corporation, as a Lender

By:	/s/ Jun Ashley
Name:	Jun Ashley
Title:	Director

[Signature Page to First Amendment]

JPMorgan Chase Bank, N.A., as a Lender

By:	/s/ Bruce S. Borden
Name:	Bruce S. Borden
Title:	Executive Director

[Signature Page to First Amendment]

Wells Fargo Bank, N.A., as a Lender

By:	/s/ Caroline Baudinet-Stumpf
Name:	Caroline Baudinet-Stumpf
Title:	Managing Director & Sr. Portfolio Manager

[Signature Page to First Amendment]

HSBC BANK USA, NATIONAL ASSOCIATION as a Lender

By:	/s/ Jacob C. Streit
Name:	Jacob C. Streit
Title:	Managing Director

[Signature Page to First Amendment]

U.S. BANK NATIONAL ASSOCIATION as a Lender

By:	/s/ Susan M. Bowes
Name:	Susan M. Bowes
Title:	Senior Vice President

[Signature Page to First Amendment]